Exhibit 99.1

December 13, 2020
Analysts: Mark Muth (mark.muth@huntington.com), 614.480.4720
Media: Matt Samson (matt.b.samson@huntington.com), 312.263.0203 Randi Berris (randi.berris@tcfbank.com), 248.608.5293

HUNTINGTON BANCSHARES AND TCF FINANCIAL CORPORATION ANNOUNCE MERGER TO CREATE TOP 10 U.S. REGIONAL BANK

COLUMBUS, Ohio and DETROIT, Dec. 13, 2020 – Huntington Bancshares Incorporated (“Huntington”) (Nasdaq: HBAN; www.huntington.com), the parent company of The Huntington National Bank, and TCF Financial Corporation (“TCF”) (Nasdaq: TCF; www.tcfbank.com), the parent company of TCF National Bank, today announced the signing of a definitive agreement under which the companies will combine in an all-stock merger with a total market value of approximately $22 billion to create a top 10 U.S. regional bank with dual headquarters in Detroit, Michigan and Columbus, Ohio.

The combined company will bring together two purpose-driven organizations with a deep commitment to the customers and communities they serve. With a rich history of caring for customers and colleagues, the new organization will have a top 5 rank in approximately 70% of its deposit markets1 and will leverage its scale to serve customer needs through a distinctive, “People-First, Digitally-Powered” customer experience.

Under the terms of the agreement, which was unanimously approved by the boards of directors of both companies, TCF will merge into Huntington, and the combined holding company and bank will operate under the Huntington name and brand following the closing of the transaction. Upon closing, Stephen D. Steinour will remain the chairman, president, and CEO of the holding company and CEO and president of the bank. Gary Torgow will serve as chairman of the bank’s board of directors.

“This merger combines the best of both companies and provides the scale and resources to drive increased long-term shareholder value. Huntington is focused on accelerating digital investments to further enhance our award-winning people-first, digitally powered customer experience,” Steinour said. “We look forward to welcoming the TCF Team Members. Together we will have a stronger company better able to support our customers and drive economic growth in the communities we serve.”
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1 Footprint defined as IL, IN, MI, MN, OH, WI, WV, Denver and Pittsburgh. Excludes all deposits above $0.5 billion at any branch (excluded deposits are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks).

Exhibit 99.1
The headquarters for the Commercial Bank will be in Detroit where at least 800 employees of the combined company, nearly three times the number TCF had planned, will be housed in the downtown structure. Columbus will remain the headquarters for the holding company and the Consumer Bank.

“This partnership will provide us the opportunity for deeper investments in our communities, more jobs in Detroit, an increased commitment in Minneapolis and a better experience for our customers,” Torgow said. “We will be a top regional bank, with the scale to compete and the passion to serve. Merging with the Huntington platform will be a great benefit to all of our stakeholders and will drive significant opportunities for our team members.”

The pro forma combined company will have approximately $168 billion in assets, $117 billion in loans, and $134 billion in deposits. The combined organization will significantly improve Huntington’s market position, increase scale and provide greater revenue growth opportunities. The company is expected to extend its top quartile financial metrics after completion of the integration.

Huntington expects the financially compelling transaction to be 18% accretive to earnings per share in 2022, assuming the fully phased-in transaction cost synergies. The merger uniquely positions the combined organization to capitalize on market opportunities and broaden the channels and customers it serves through expanded distribution and product offerings.

Strategic and Financial Benefits of the Proposed Merger

•Enhanced Profitability and Scale: The combined company’s expanded distribution and scale positions Huntington to serve an expanded customer base through a distinctive customer experience while driving top-quartile financial performance.
•Significant Cost Synergies: Estimated cost savings of the combined company are approximately $490 million, or 37% of TCF’s noninterest expense.
•Revenue Growth through Combined Segments and Expanded National Footprint Businesses: The combined company will strengthen its Consumer, Wealth, Business Banking, and Commercial businesses. Huntington will leverage its broader product and services offering, as well as its award-winning digital capabilities, across the expanded combined customer base. In addition, TCF operates national inventory and equipment finance businesses, which will complement Huntington’s existing commercial efforts.
•Strengthened Market Position: The combined company will maintain its leading market position with the largest branch share and second position in Consumer Deposits in the footprint. The combination expands the Huntington footprint to include Minnesota, Colorado, Wisconsin, and South Dakota, and deepens its presence in Chicago.
•Strong Brand and Cultural Alignment: The combined company expands the reach of Huntington’s “Welcome” culture and enriches an inclusive, diverse, high-performing team.

Exhibit 99.1
•Community Commitment: Huntington will contribute $50 million to a donor advised fund at the Community Foundation for Southeast Michigan to serve the needs of communities in Detroit and across the footprint of the combined bank. This donor advised fund will be in addition to commitments already made by both banks, including a combined $10 million to Detroit’s Strategic Neighborhood Fund. The combined company also will remain committed to Minneapolis, where TCF was founded nearly a century ago. Huntington and TCF have consistently earned “Outstanding” ratings under the Community Reinvestment Act. Huntington recently announced a $20 billion Community Plan, which is focused on driving economic inclusion through access to capital, affordable housing and home ownership, and community lending and investment. $5 billion is specifically dedicated to Michigan. The most recent component of the Community Plan is “Huntington’s Lift Local Business” which provides much-needed capital to local minority, woman and veteran-owned businesses, as well as giving customers access to business planning and educational programs to support local businesses. TCF also recently announced a $1 billion commitment over five years to support minority-owned and women-owned small businesses, which will be added to Huntington’s commitment. Huntington is the #1 SBA Lender in the nation for loan origination, and this merger will provide expanded opportunity to bring that expertise to a larger, combined footprint.

Board of Directors

At closing, five current TCF Directors will be added to the Board of Directors of the holding company. David L. Porteous will serve as Lead Director of the holding company’s Board of Directors and the bank’s Board of Directors.

Timing and Approvals

The merger is expected to close in the second quarter of 2021, subject to satisfaction of customary closing conditions, including receipt of customary regulatory approvals and approval by the shareholders of each company.

Advisors

Goldman Sachs & Co. LLC is serving as financial advisor to Huntington. Wachtell, Lipton, Rosen & Katz is serving as legal advisor to Huntington.
Keefe, Bruyette & Woods, a Stifel Company, is serving as financial advisor to TCF. Simpson Thacher & Bartlett LLP is serving as legal advisor to TCF.

Exhibit 99.1
Conference Call and Webcast Information

Huntington’s senior management will host a conference call at 8:30 a.m. Eastern Time, Monday, December 14, 2020, to discuss the strategic and financial implications of the transaction. The call may be accessed via a live Internet webcast at the Investor Relations section of Huntington’s website, www.huntington.com, or through a dial-in-telephone number at (877) 407-8029, Conference ID# 13714197. Slides will be available in the Investor Relations section of Huntington’s website.

About Huntington

Huntington Bancshares Incorporated is a regional bank holding company headquartered in Columbus, Ohio, with $120 billion of assets and a network of 839 full-service branches, including 11 Private Client Group offices, and 1,330 ATMs across seven Midwestern states. Founded in 1866, The Huntington National Bank and its affiliates provide consumer, small business, commercial, treasury management, wealth management, brokerage, trust, and insurance services. Huntington also provides vehicle finance, equipment finance, national settlement, and capital market services that extend beyond its core states. Visit huntington.com for more information.

About TCF Financial Corporation

TCF Financial Corporation (Nasdaq: TCF) is a Detroit, Michigan-based financial holding company with $48 billion in total assets at Sept. 30, 2020 and a top 10 deposit market share in the Midwest. TCF’s primary banking subsidiary, TCF National Bank, is a premier Midwest bank offering consumer and commercial banking, trust and wealth management, and specialty leasing and lending products and services to consumers, small businesses and commercial clients. TCF has approximately 475 branches primarily located in Michigan, Illinois and Minnesota with additional locations in Colorado, Ohio, South Dakota and Wisconsin. TCF also conducts business across all 50 states and Canada through its specialty lending and leasing businesses. To learn more about TCF, visit tcfbank.com.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Huntington and TCF, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

Exhibit 99.1

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and our business, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services including those implementing our “Fair Play” banking philosophy; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between Huntington and TCF; the outcome of any legal proceedings that may be instituted against Huntington or TCF; delays in completing the transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to obtain shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Huntington and TCF do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Huntington and TCF successfully; the dilution caused by Huntington’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Huntington and TCF. Additional factors that could cause results to differ materially from those described above can be found in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2019 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended September 30, 2020, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Huntington’s website, http://www.huntington.com, under the heading “Publications and Filings” and in other documents Huntington files with the SEC, and in TCF’s Annual Report on Form 10-K for the year ended December 31, 2019 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended September 30, 2020, each of which is on file with the SEC and available on TCF’s investor relations website, ir.tcfbank.com, under the heading “Financial Information” and in other documents TCF files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Huntington nor TCF assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant

Exhibit 99.1
risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed transaction, Huntington will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of Huntington and TCF and a Prospectus of Huntington, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving Huntington and TCF will be submitted to TCF’s shareholders and Huntington’s shareholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SHAREHOLDERS OF HUNTINGTON AND SHAREHOLDERS OF TCF ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Huntington and TCF, without charge, at the SEC’s website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Huntington Investor Relations, Huntington Bancshares Incorporated, Huntington Center, HC0935, 41 South High Street, Columbus, Ohio 43287, (800) 576-5007 or to TCF Investor Relations, TCF Financial Corporation, 333 W. Fort Street, Suite 1800, Detroit, Michigan 48226, (866) 258-1807.

PARTICIPANTS IN THE SOLICITATION

Huntington, TCF, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Huntington and TCF in connection with the proposed transaction under the rules of the SEC. Information regarding Huntington’s directors and executive officers is available in its definitive proxy statement relating to its 2020 Annual Meeting of Shareholders, which was filed with the SEC on March 12, 2020, and other documents filed by Huntington with the SEC. Information regarding TCF’s directors and executive officers is available in its definitive proxy statement relating to its 2020 Annual Meeting of Shareholders, which was filed with the SEC on March 25, 2020, and other documents filed by TCF with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

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